VAALCO ENERGY, INC.

A Diversified African-focused E&P Business

November Investor Presentation

November 2022



Supporting Sustainable Shareholder Returns & Growth







Safe Harbor Statement

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and "forward-looking information" within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "intend," "forecast," "outlook," "aim," "target," "will," "could," "should," "may," "likely," "plan" and "probably" or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements relating to (i) VAALCO's ability to realize the anticipated benefits and synergies expected from the acquisition of TransGlobe (the "Transaction"); (ii) estimates of future drilling, production and sales of crude oil and natural gas; (iii) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (iv) expectations regarding VAALCO's ability to effectively integrate assets and properties it acquired as a result of the Transaction into its operations; (v) the amount and timing of stock repurchases, if any, under the Company's Stock Buyback Program and VAALCO's ability to enhance stockholder value through such plan; (vi) expectations regarding future exploration and the development, growth and potential of the combined company's operations, project pipeline and investments, and schedule and anticipated benefits to be derived therefrom; (vii) expectations regarding future investments or divestitures; (viii) expectations of future dividends and returns to stockholders; (ix) expectations of future balance sheet strength; (x) expectations of future equity and enterprise value; (xi) expectations of the continued listing of VAALCO's common stock on the NYSE and LSE and (xii) VAALCO's ability to finalize documents and effectively execute the POD for the Venus development in Block P.

Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: risks relating to any unforeseen liabilities of VAALCO or TransGlobe; the tax treatment of the Transaction in the United States and Canada; declines in oil or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the right of host governments in countries where we operate to expropriate property and terminate contracts (including the Etame PSC and the Block P PSC) for reasons of public interest, subject to reasonable compensation, determinable by the respective government in its discretion; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of asses to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; the risk that the Transaction may not increase VAALCO's relevance to investors in the international E&P industry, increase capital market access through scale and diversification or provide liquidity benefits for stockholders; and other risks described under the caption "Risk Factors" in VAALCO's 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022 and in VAALCO's Definitive Proxy Statement on Schedule 14A filed with the SEC on August 30, 2022.

Forward-looking statements or information are based on a number of factors and assumptions which have been used to develop such statements and information, but which may prove to be incorrect. Although VAALCO believes the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because VAALCO can give no assurance that such expectations will prove to be correct. Many factors could cause actual results to differ materially from those expressed or implied in any forward-looking statements contained herein.
In addition to other factors and assumptions which may be identified in this document, assumptions have been made regarding, among other things, anticipated production volumes; the ability of the combined business to realize the anticipated benefits of the Transaction; ability to effectively integrate assets and property as a result of the Transaction; ability to obtain qualified staff and equipment in a timely and cost-efficient manner; regulatory framework governing royalties, taxes and environmental matters in the jurisdictions in which TransGlobe and VAALCO conducts and the combined business will conduct its business; future capital expenditures; future sources of funding for capital programs; current commodity prices and royalty regimes; future exchange rates; the price of oil; the impact of increasing competition; conditions in general economic and financial markets; availability of drilling and related equipment; effects of regulation by governmental agencies; future operating costs; uninterrupted access to areas of operation and infrastructure; recoverability of reserves and future production rates; the combined business will have sufficient cash flow, debt and equity sources or other financial resources required to fund its capital and operating expenditures and requirements as needed; results of operations will be consistent with expectations; current or, where applicable, proposed industry conditions, laws and regulations will continue in effect; the estimates of reserves and resource volumes and the assumptions related thereto are accurate in all material respects; and other matters.

Accelerating Shareholder Returns and Value Growth

Creating a world-class African-focused E&P supporting sustainable shareholder returns and growth

VAALCO ENERGY, INC.

Complementary businesses creating a diversified, African-focused E&P

Complementary asset base spanning Gabon, Egypt, Equatorial Guinea and Canada, diversifying production and revenue

Robust net cash balance sheet providing a strong foundation for meaningful shareholder returns

Significant cash distribution announced for 2023: ~US$0.25/share through-cycle annual dividend and up to ~US$0.27/share equivalent buyback [(1)]

Step change in production and cash flows support sustainable returns and growth

Near doubling of production and synergy potential support significant cash generation for shareholder returns and growth investment

Material reserves and production with a high quality inventory of multi-year investment options

Significant 1P and 2P (NRI) reserve base with upside associated with Equatorial Guinea

Enlarged scale enhances investment proposition for the global capital markets

Scale and profile of combined group promotes increased market visibility and a significant uplift in trading liquidity

Proven team with an established track record of value creation

Combines two companies with a strong record of value creation and returns, with both share prices gaining 400%+ over the past 2 years

(1) Declaration of dividends and terms of the buyback are subject to board approval. Equivalent dividend and buyback value per share calculated as US$ million value divided by the enlarged share capital of ~108 million based on each company's vested outstanding shares as of the date of the arrangement agreement.

A Diversified African-Focused E&P

Complementary businesses coming together to create a stronger, Pan-African entity

A Growing, Diversified Footprint in Africa



Operated
Operated
Operated

- Full-cycle portfolio with material production and cash flows
- 100% operated assets
- Critical mass of operations with running room for growth
- Combination of two highly capable subsurface/technical, operational and business development teams

Gabon (offshore) — P D A E

Etame Marin Permit
WI 58.8% (Operated)

2022E Prod (NRI)[1][2]: 8.2-8.5 mbopd
1P Reserves (NRI)[1][3]: 11.2 mmbbl
2P Reserves (NRI)[1][4]: 17.0 mmbbl
Acreage (gross): 46,300

Egypt (onshore) — P D A E

Eastern Desert WI 100% (Operated)
South Ghazalat WI 100% (Operated)

2022E Prod (NRI)[1][2]: 6.5-7.0 mbopd
1P Reserves (NRI)[1][5]: 12.4 mmbbl
2P Reserves (NRI)[1][5]: 17.4 mmbbl
Acreage (gross): 76,205

Equatorial Guinea (offshore) — P D A E

Block P WI 45.9%[6] (Operated)

Received approval of Venus standalone development plan, negotiating final documents for approval
Acreage (gross): 57,300

Canada (onshore) — P D A E

Harmattan WI 94.5% (Operated)

2022E Prod (NRI)[1][2]: 2.1-2.3 mboepd
1P Reserves (NRI)[1][3]: 8.4 mmboe
2P Reserves (NRI)[1][4]: 16.9 mmboe
Acreage (gross): 52,425

P Production D Development A Appraisal E Near-Field Exploration

Supported by High-Quality Canadian Acreage



Operated

- Majority operated assets
- Significant near-term growth potential through large drilling inventory
- Highly cash generative in current price environment
- High-quality technical team supporting the wider business
- North American drilling, completion and unconventionals technologies with applications across broader portfolio

Building scale and diversification with an operated, full-cycle, low-risk, high return portfolio

(1) Net Revenue Interest ("NRI") share of volumes on a working interest basis, after deduction of royalty.
(2) 2022 guidance production with NRI production guidance based on management estimates on royalty and tax rates used for calculation.
(3) Reserves estimates prepared in accordance with U.S. Standards. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates" for more information.
(4) 2P reserves represent proved plus probable estimates after deduction of royalties and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management System approved by the Society of Petroleum Engineers. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates" for more information.
(5) Net reserves are TransGlobe's working interest share after deduction of royalties. Net reserves in Egypt include TransGlobe's share of future cost recovery and production sharing oil after the government's royalty interest but before reserves relating to income taxes payable. Under this method, a portion of the reported reserves will increase as oil prices decrease (and vice versa) as the barrels necessary to achieve cost recovery change with prevailing oil prices. Reserves were determined in accordance with the standards set out in COGEH and the reserves definitions contained in the NI 51-101. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." and "Disclaimer – Oil & Gas Advisories Relating to TransGlobe" for more information.
(6) Participating interest of 45.87% inclusive of 2.87% which is awaiting Minister of Mines and Hydrocarbons approval of Amendment 4 of the PSC

Debt Free Balance Sheet Underpins a Robust Financial Framework

Stronger foundation to fund enhanced shareholder returns and growth

Expanded Liquidity at 30 September 2022 (US$m)



Net Cash[1]
RBL Availability
US$69m
US$15m
US$54m
US$119m
US$50m
US$69m
US$188m+
TransGlobe
VAALCO
Combined Company

- VAALCO has ~US$50m undrawn RBL
- TransGlobe has ~US$18m RBL with ATB (~US$3m drawn)

Financial Priorities for the Combined Company

Enhanced Shareholder Returns
- Dividends, share buybacks and special distributions[2]

Disciplined Investing to Grow Shareholder Value

Robust Organic Growth
- Development upside in established areas Gabon, Egypt, Canada
- Plan of development in Equatorial Guinea progressing towards approval, with additional exploration upside
- Gabon exploration upside in new blocks as part of consortium

Enhanced African Inorganic Opportunity Set
- Greater scale, stronger balance sheet and additional free cash generation provides access to increased opportunities and a broader range of capital sources to fund inorganic growth

Maintain Balance Sheet Strength
- Both companies in a net cash position with a shared philosophy of fiscal prudence and financial discipline
- Maintain sufficient balance sheet liquidity and low financial leverage through commodity cycle

(1) Non-GAAP or Non IFRS financial measure, as applicable. Non GAAP and other financial measures (including supplemental financial measures) do not have a standardized meaning under IFRS and therefore may not be comparable to similar measures presented by other companies. See appendix for reconciliation to U.S. GAAP or IFRS. See "Disclaimer" for more information.
(2) Declaration of dividends and terms of the buyback are subject to board approval.

Returning Meaningful Value to Shareholders

Better positioned for expanded and more sustainable through-cycle shareholder returns

Near-Term Cash Returns to Shareholders (US$m)[1]



Equivalent Per Share
US$28m
US$30m
US$0.27[2]
US$0.25[2]
Dividend
Buyback
Potential Additiona Special Distribution
Per Share Distribution

Shareholder Return is Paramount for the Combined Company[1]

Target Dividend

- **US$28m or US$0.25/share annualized (paid quarterly)[2]**
- First payment to be made in the first quarter post-completion
- Through-cycle sustainable dividend stress tested to US$65/bbl

Announced Share Buyback

- **Up to US$30m buyback (equivalent of up to US$0.27/share[2])**
- Share buyback stress tested at US$80/bbl, providing scope for additional returns during 2023

Supplemental Shareholder Returns

- Focus on enhancing shareholder distributions through returning excess cash via potential special distributions

Enhanced scale, diversification and a stronger combined balance sheet enable increased and more sustainable shareholder returns than would otherwise be possible on a standalone basis

(1) Declaration of dividends and terms of the buyback are subject to board approval.
(2) Equivalent dividend and buyback value per share calculated as US$ million value divided by the enlarged share capital of ~[illegible] million based on outstanding shares post combination

Adding Future Value Through Synergies

Unlocking additional value through cost reductions and operational optimization through the use of best practices

Immediate Cost Synergies

Within 6 months post closing

> Cancel TransGlobe's listings on TSX, Nasdaq, AIM

> Reduce Board and Executive positions

> Consolidation of advisors

> Extract cost savings in service contracts across the business given combined scale

Annualized estimated savings US$3-5 *million*

Medium-Term Cost Synergies

18-24 months post closing

> Automation, digitalization and process led back office efficiencies

> Supply chain led contracting efficiencies on drilling and capital projects

Annualized estimated savings US$2-4 *million*

Operational Synergies

> Combination enhances engineering and reservoir expertise, including onshore and offshore operations and development

> Expands fracing knowledge and potential operational applications

Combined Company could capture cost synergies of up to US$30 to US$50 million through 2030 that would otherwise not be possible on a standalone basis

ASSET OVERVIEWS

Creating a Diversified African E&P Business
Supporting Sustainable Growth & Shareholder Returns

Significant Upside in the Enlarged Resource Base

Full-cycle combined portfolio supports long-term reserve and production growth, and facilitates improved capital ranking

RESOURCES

Block G & H Exploration

- Provisionally awarded new exploration blocks with resource potential near Etame field

Longer-Term Egypt Resource Conversion

- Contingent resource base to underpin long-term growth opportunities in Egypt

RESERVES

Etame Drilling

- Conversion of identified resources to reserves through increased long-term drilling
- Additional drilling on structure to unlock further reserves

Block P POD Approval

- Near-term 1P reserve additions through plan of development ("POD") approval

Egypt Reserve Additions

- Near-term opportunities to add Egyptian reserves

PRODUCTION

Etame Optimization & Drilling

- Operational optimization to maximize recovery
- Infill drilling 2P reserves to add incremental production

Egypt Infill Drilling / Recompletions

- Adding production through near term opportunities in Egypt

Accelerating Canadian Drilling

- Ability to accelerate drilling and deliver additional production at higher commodity prices

Egypt: Eastern Desert Merged Concession

Newly merged concession offering attractive fiscal terms to enable further development

100% WI Operator

Asset Overview

> Located onshore in Egypt's Eastern Desert with 76,205 gross acreage position

> Three previous PSCs were combined into one concession, ratified in early 2022
  - 20-year (15-year primary + 5-year option) contract period
  - Improved fiscal terms to support future growth
  - US$50m minimum investment in each five-year period for the 15-year primary term
  - US$66m cost of merged concession (US$26m paid in 2022, four annual payments of US$10m remaining) as compensation to EGPC for reduced government take
  - US$67.5m receivable due to effective date adjustment

> 100% heavy oil production (~21° API gravity)
  - All production sent by pipeline to coastal storage facility where it is stored pending periodic liftings
  - Crude sold to both third parties and Egyptian government with payments received in USD and offsets (EGPC owned services and supply companies)



Nile River Delta
Cairo
Western Desert
Eastern Desert
Legend
TransGlobe Fields
Merged Concession
Development Lease Boundaries
Oil Pipeline
Terminals
0 2.5 5 7.5 10
Kilometers

Egypt: Positioned for Long-Term Value Creation

Extended field life supports long term sustainable investment, including ESG projects

- Drilled over 250 wells in past 10+ years
- 2P reserves (NRI) of 17.4 mmbbl; 1P (NRI): 12.4 mmbbl[(1)]
  - Including South Ghazalat 2P reserves (NRI) of 0.2 mmbbl; 1P reserves (NRI) of 0.2 mmbbl
- 2022E NRI production forecast at 6.5 – 7.0 mboe/d
- Positioned for long-term value creation, with new fiscal terms allowing the assets to remain investible at lower oil prices
  - Advancing primary, secondary, and tertiary development programs to increase recoveries and production
  - Initial projects including K-field and Arta are being executed currently
  - Portfolio of incremental projects identified for maturation
- Resource recovery opportunities could support a sustainable profitable runway over a 20-year period



Gulf of Suez
38A Field
Arta Phase 1 Development
Arta/East Arta
Recompletes/optimization
Arta Field
E. Arta Field
Hoshia
Optimization
Hana/Hana W Fields
H-block Appraisal & Development Exploration
H-Field
K-Field
M-Field
Infill Drilling
Recompletes/optimization
Exploration
Legend
TransGlobe Fields
Merged Concession
Development Lease Boundaries
Oil Pipeline
Terminals
0 2.5 5 7.5 10 Kilometers

(1) Net reserves are TransGlobe's working interest share after deduction of royalties. Net reserves in Egypt include TransGlobe's share of future cost recovery and production sharing oil after the government's royalty interest but before reserves relating to income taxes payable. Under this method, a portion of the reported reserves will increase as oil prices decrease (and vice versa) as the barrels necessary to achieve cost recovery change with prevailing oil prices. Reserves were determined in accordance with the standards set out in COGEH and the reserves definitions contained in NI 51-101. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates" and "Disclaimer – Oil & Gas Advisories Relating to TransGlobe" for more information.

Egypt: Eastern Desert PSC Terms

Improved PSC terms enhance sustainable future investment

VAALCO ENERGY, INC.



Gross Production
Barrels Oil
40%
60%
Cost Oil
100%
Profit Oil
Cost oil > actual recoverable costs
Excess Cost Oil
Allocation per Table
85%
15%
EGPC
TransGlobe Energy
CORPORATION
EGPC

Brent Price US$/bbl	Production (quarterly average)									
	≤ 5,000 Bopd		> 5,000 Bopd and ≤ 10,000 Bopd		> 10,000 Bopd and ≤ 15,000 Bopd		> 15,000 Bopd and ≤ 25,000 Bopd		> 25,000 Bopd	
	EGPC %	TG %	EGPC %	TG %	EGPC %	TG %	EGPC %	TG %	EGPC %	TG %
≤ 40 US$	67	33	68	32	69	31	70	30	71	29
> 40 and ≤ 60 US$	68	32	69	31	70	30	71	29	72	28
> 60 and ≤ 80 US$	70	30	71	29	72	28	74	26	76	24
> 80 and ≤ 100 US$	72.5	27.5	73	27	74	26	76	24	78	22
> 100 US$	75	25	76	24	77	23	78	22	80	20

- **Cost Oil** – Company PSC expenditures are recovered out of 40% of all petroleum produced
- **Profit Oil** – Of the remaining 60% of all petroleum produced (after cost recovery) the production is shared between the Company and EGPC based on the above table
- **Excess Cost Oil** – If Cost Oil above exceeds the actual allowable recoverable costs, this is Excess Cost Oil and is shared between the Company and EGPC (TransGlobe 15%)
- **Taxes** - Captured in the net government entitlement oil share due to EGPC (no additional TransGlobe burden)
- **TransGlobe Oil Entitlement is the sum of Cost Oil, Profit Oil and Excess Cost Oil (if any)**

Canada: Harmattan Cardium Assets

A core play in the Western Canadian Sedimentary Basin (WCSB) with substantial potential remaining

VAALCO ENERGY, INC.
www.vaalco.com

Asset Overview

> Cardium assets in the WCSB covering 52,425 gross acres

WI Production

> 2022 Q3 production (NRI) of 2.05 mboepd[1]

> 2022 average production guidance (NRI) of 2.1 mboepd to 2.3 mboepd[2][3][4]

Reserves - 31 December 2021

> 1P – 8.4 mmboe (NRI)[5], 9.8 mmboe (WI)[2][3]

> 2P – 16.9 mmboe (NRI)[5], 19.4 mmboe (WI)[2][3]

– ~ 70% light oil and liquids on a Boe basis

Development Plan

> Plans to drill and complete 7 wells at South Harmattan in 2022

> Medium-Term (2023+): focus on production maintenance and free cash flow growth across Harmattan sites

> Potential to drill in excess of 80 locations over the next 4-6 years[6]

> Synergies through centralized oil facility, owned gas infrastructure and a sales oil pipeline to reduce trucking


TGL Rights
2022 Drills
HARMATTAN
5 miles

(1) Includes 821 bopd of light and medium crude oil, 768 bopd of natural gas liquids, and 4,598 Mcf/d of conventional natural gas.
(2) Reserve and production estimates were determined in accordance with the standards set out in COGEH and the reserves definitions contained in NI 51-101. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." and "Disclaimer – Oil & Gas Advisories Relating to TransGlobe" for more information.
(3) Net Working Interest ("WI") share of volumes before deduction of royalty.
(4) 2022 guidance production.
(5) Net revenue interest ("NRI") reserves are TransGlobe's working interest share after deduction of royalties.
(6) See "Disclaimers – Oil & Gas Advisories Relating to TransGlobe".

Gabon: Etame Offshore License

Production from multiple reservoirs, wells and platforms, with recovery factors ~50%

VAALCO ENERGY, INC.

www.vaalco.com

VAALCO	Sinopec (Addax)	PetroEnergy
58.8% WI(1) Operator	31.4% WI	2.3% WI

Asset Overview

- Operator of Etame licences in Gabon with 63.6%[(1)] participating interest
- Located in prolific South Gabon basin in shallow water (~85m)
- 46,300 gross acres; 27,200 net acres
- Significant production potential:
  - Produced ~126 gross mmbbl to date
  - Production grown from 4,853 NRI bbl/d in FY'20 to 10,000+ NRI bbl/d exit rate'22
  - Stringent 1P reserves assumes no licence extension (2028), full abandonment expenditures (two subsequent 5-year extension options available post 2028)
- 2P reserves (NRI) of 17.0 mmboe[(2)]
- Numerous undrilled opportunities at moderate drilling depths (1,800m to 2,900m TVD) into known reservoirs



VAALCO
Ebouri
E Ebouri
Etame
W Etame
SW Etame
S Etame
SE Etame
FPSO
Pipeline
N Tchibala
S Tchibala
NE Avouma
Avouma
SW Avouma

(1) Gabon working interest is net of Tullow carried interest, participating interest would be 63.6% and Net Revenue Interest (NRI) includes deductions for the Gabonese national government and Tullow carried interest (51.2%)
(2) 2P reserves represent proved plus probable estimates after deduction of royalties and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers using VAALCO management assumptions. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." for more information

Equatorial Guinea: Future Growth Potential

Maximizing the value in VAALCO's portfolio

VAALCO ENERGY, INC.

www.vaalco.com


Block H
EG-10
Block P
Marte North
VAALCO ENERGY, INC.
Block P PDA
Marte South
Southwest Grande
VENUS Discovery
Saturno
EUROPA Discovery
Urano
EG-21
EG 19
EQUATORIAL GUINEA
Block P PDA
0 2000 4000 6000 8000 10000m

VENUS DISCOVERY	EUROPA DISCOVERY	SW GRANDE PROSPECT
23.1 million BO 2P CPR gross reserves	**7.9** million BOE unrisked gross 2C resource[1]	**164.4** million BOE unrisked gross Best Estimate Prospective Resources

Material Development Opportunity with Further Upside

- All wells drilled on Block P have oil shows or oil sands
- PSC license period is for 25 years from date of approval of a development and production plan
- Discoveries on Block were made by Devon, a prior operator/owner

Current Status

- In 2021, completed feasibility study of Venus standalone project
- In September 2022 Plan of development approved by EG government
- POD in place, finalizing agreements, with first oil forecasted for 2026

Strategy to Accelerate Value Creation While Adding Second Core Area, Reduces Risk and Enhances Upside

1) 12/31/2021 NSAI CPR report

Slide 15

Environmental, Social, Governance

VAALCO ENERGY, INC.
www.vaalco.com

Cultural alignment and shared track record for environmental stewardship enhances Combined Company's ability to deliver an effective ESG agenda

Track Record and Commitment of Combined Group

Environmental

- Zero significant/reportable environmental incidents past 5/10 years
- Scale enhances development of climate resilience strategies, including:
  - Defining investment programs to enhance emissions control
  - Targeted plan to reduce methane emissions
  - Access to renewable energy sources

Social

- Exceptional operational and process safety performance
- Track record of significant socio-economic contributions to host countries:
  - Tax and royalty payments
  - Spend with national suppliers
  - Advanced workforce nationalization programs, in step with local content objectives
- Social license to operate underpinned by proactive community and NGO engagement

Governance

- Commitment to highest standard of transparent and ethical behavior
- Zero reported policy non-compliance events/incidents
- Full compliance with respective corporate governance codes to be maintained post-merger
- Full alignment to SASB ESG reporting framework and engaged in TCFD program

VAALCO Select ESG Performance

- **Zero reportable hydrocarbon (oil) spills** over c.20 year operating history
- Undertook a comprehensive baseline study **to manage and reduce carbon footprint**
- **Launched wildlife inventory project in 2021**
- Contributed towards the **installation of water wells, solar lights, and supply of medical equipment** and **rebuilding of schools** in Gabon





TransGlobe Select ESG Performance

- **TRCF[1] reduction from 2.1 to 1.0** (2018-2021)
- Currently assessing **venting elimination** and **pump/heater power options**
- **Established HSES[2] & integrity management system**
- Supported the **purchase of 50 new houses for families affected by floods** and the **purchase and delivery of Covid relief packages in Egypt**





(1) TRCF: Total Recordable Case Frequency
(2) HSES: Health Safety and Environmental Services

VAALCO ENERGY, INC.

CONTACT

www.vaalco.com

CORPORATE OFFICE

9800 Richmond Avenue,
Suite 700, Houston, Texas 77042

T 713.623.0801
F 713.623.0982
E vaalco@vaalco.com

BRANCH OFFICES

VAALCO Gabon SAs
B.P. 1335, Port Gentil, Gabon

T +241-(0)1-56-55-29

TransGlobe Canada
900, 444 – 5th Avenue S.W.
Calgary, Alberta, Canada T2P 2T8

T +1.403.264.9888

TransGlobe Egypt
6 Badr Towers
Ring Road, Maadi
Cairo, Egypt

T +03 4845237

INVESTOR CONTACTS

U.S. - Al Petrie / Chris Delange

T 713.543.3422
E apetrie@vaalco.com

U.K. - Ben Romney / Jon Krinks

T 44.0.20.7466.5000
E vaalco@buchanan.uk.com